SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2010 (December 9, 2010)

VICTORY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2677 North Main Street, Suite 360 Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 480-0405

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 9, 2010, the District Court for the State of Texas, County of Midland, entered a Final Judgment As To Jim Dial, 1st Texas Natural Gas Company, Inc., Universal Energy Resources, Inc., Grifco International, Inc., and Precision Drilling & Exploration, Inc. (the “Final Judgment”) in the case of James Capital Energy, LLC (“JCE”) and Victory Energy Corporation (the “Company” and together with JCE, the “Plaintiffs”) vs. Jim Dial, 1st Texas Natural Gas Company, Inc., Universal Energy Resources, Inc., Jon Fullenkamp, Ozona Natural Gas Company, LLC, Remuda Operating Company, Grifco International, Inc., and Precision Drilling & Exploration, Inc.

The Final Judgment enters judgment against Defendants Jim Dial, 1st Texas Natural Gas Company, Inc., Universal Energy Resources, Inc., Grifco International, Inc., and Precision Drilling & Exploration, Inc., all of whom failed to file an answer or other responsive pleading to the litigation (the “Defaulting Defendants”).  The Final Judgment awards Plaintiffs damages against the Defaulting Defendants in the total amount of $17,183,987. The damages are comprised of compensatory damages in the amount of $5,611,225 against the Defaulting Defendants jointly and severally, prejudgment interest of $225,218 and attorney fees in the amount of $125,094. The Court also awarded punitive damages against each Defaulting Defendant in the amount of $2,244,490, for a total punitive damage award of $11,222,450.  The Final Judgment further imposes a constructive trust over all the funds and properties of the Defaulting Defendants owed to Plaintiffs.

The Court held that each of the Defaulting Defendants knowingly and intentionally perpetuated a fraud on the Plaintiffs.  Additionally, the Court held that each of the Defaulting Defendants breached their contract with the Plaintiffs, breached their fiduciary duty to the Plaintiffs, and committed acts in violation of the Texas Oil and Gas Proceeds Payment Act.

The foregoing description of the Final Judgment does not purport to be complete and is qualified in its entirety by reference to the Final Judgment, a copy of which is attached hereto as Exhibit 99.1 and is incorporated in this report by reference.

A copy of the Company’s press release announcing the Final Judgment is attached hereto as Exhibit 99.2 and is incorporated in this report by reference.

Item 9.01               Financial Statements and Exhibits.

                (d)           Exhibits.

                                Exhibit No.             Description

99.1                         Final Judgment As To Jim Dial, 1st Texas Natural Gas Company, Inc., Universal    Energy Resources, Inc., Grifco International, Inc., and Precision Drilling & Exploration, Inc.

99.2                         Press Release of Victory Energy Corporation dated December 15, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VICTORY ENERGY CORPORATION

Dated: December 15, 2010	By:	/s/ ROBERT J. MIRANDA
Robert Miranda
Interim Chief Executive Officer

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